UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2006

DreamWorks Animation SKG, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32337	68-0589190
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Flower Street, Glendale, California 91201

(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code: (818) 695-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On November 15, 2006, DreamWorks Animation SKG, Inc. (the “Company”) issued a press release announcing that it has filed a shelf registration statement with the Securities and Exchange Commission for a follow-on secondary offering triggered by an entity controlled by Paul Allen. The registration statement covers up to $330 million of shares of the Company’s Class A common stock, par value $0.01 per share, to be sold by affiliates of Paul Allen, Lee Entertainment L.L.C. and Viacom, Inc. (or on their behalf).

In the press release, the Company also announced initial performance information with respect to its latest CG animated film, Flushed Away, which had its domestic theatrical release on November 3, 2006, and the initial home video release of Over the Hedge.

A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits:

Exhibit No.	Description
99.1	Press Release issued by DreamWorks Animation SKG, Inc. on November 15, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 15, 2006	DreamWorks Animation SKG, Inc.

	By:	/s/ KRISTINA M. LESLIE
Name: Kristina M. Leslie
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by DreamWorks Animation SKG, Inc. on November 15, 2006.